SECURITIES AND EXCHANGE COMMISSION
               		Washington, DC  20549



                           FORM 8-K/A No. 1

	            Pursuant to Section 13 or 15(d) of the
	              Securities Exchange Act of 1934


                          February 24, 2000
               Date of Report - date of earliest event reported)

	                   Stonehaven Realty Trust
               (Exact name of registrant as specified in charter)


	Maryland		     0-25074		39-6594066
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization)				Identification No.)



2550 University Avenue West, Suite 240 N, St. Paul, Minnesota  55114
         (Address of principal executive offices)


                    (651) 917-5536
    (Registrant's telephone number, including area code)























Item 1, items 3 through 6, and Items 8 and 9 are not applicable and are therefore omitted.

ACQUISITION OF ASSETS

Item 2A.

On February 24, 2000, NTLI Acquisition Corporation, a Delaware corporation ("Subsidiary") and a wholly-owned subsidiary of Stonehaven Realty Trust (the "Company") acquired by merger Netlink International, Inc., a privately held Minnesota corporation which is an Internet consulting and web development company. Subsidiary, which is the surviving corporation, was subsequently renamed Netlink International, Inc. ("Netlink"). The acquisition was accomplished by exchanging 914,286 of the Company's common shares for all of the issued and outstanding stock of Netlink valued at $4.375 per share, or an aggregate of $4.0 million.

The selling shareholders of Netlink were Odeh A. Muhawesh, Mary Henschel, Alan Schmidt, Ahmid Yassine, Patrick Archbold, Ann K. Wessels, Art Curruth, Patricia Hewitt, Thomas Walker, and Sherry
Ajax, none of whom had any previous relationship with registrant.
The assets involved were those of a viable, profitable, operating business including fixed assets, accounts receivable, intellectual property, contracts and commitments, employees, customers, distributors and independent sales representatives. An independent valuation of Netlink was obtained that placed its value near $10 million. The final exchange rate was negotiated between the parties.

Further by agreement, the Company set aside a pool of options as to 200,000 Common Shares for future award to employees of Netlink. In connection with the acquisition, the Chief Executive Officer of Netlink, Odeh A. Muhawesh, was appointed President of the Company and will become a member of the Board of Trustees of the Company upon the earlier of the Company's next Annual Meeting of Shareholders or should a vacancy arise among the current Board of Trustees of the Company; the Chief Financial Officer, Ann K. Wessels of Netlink, was appointed Chief Financial Officer of the Company; and the current employment contract of the Company's Chief Executive Officer, Duane H. Lund, was required to be extended to be co-terminous with that of the President.

Effective February 24, 2000, the employment contract of the President provides for an annual base salary of $120,000 and bonus at the discretion of the Compensation Committee for a two-year period. In addition, the
Company issued to the President options as to 1.0 million Common Shares at a price of $5.375 per share. The options are exercisable as to 500,000 shares immediately, with options as to 62,500 shares exercisable quarterly,
commencing May 24, 2000.   The employment contract of the Chief Executive
Officer provides for an annual base salary of $80,000 and bonus at the discretion of the Compensation Committee for a two-year period. In addition, the Company issued to the Chief Executive Officer options as to 666,667 Common Shares at a price of $6.375 per share. The options are exercisable as to 333,333 shares immediately, with options as to 41,666.75 shares exercisable quarterly, commencing May 24, 2000.

Item 2B.

On February 29, 2000, the Company through its Operating Partnership,
Wellington Properties Investments, L.P., a Delaware limited partnership
(the "Operating Partnership") of which the Company is the sole general partner, acquired three commercial real estate properties leased for office purposes located in suburban Minneapolis, Minnesota (the "Plymouth Properties"). The three properties totaling approximately 78,500 square feet are new construction and were 100 percent leased as of February 29, 2000. The purchase price of $6,716,000,was funded through the issuance of an aggregate of 181,629 limited partnership units ("Units") in the Operating Partnership (valued at $4.375 per Unit,or an aggregate value of approximately $795,000), the assumption of certain un-related third-party debt totaling approximately $4,450,000, collateralized by such properties, with the balance paid in cash.

The properties were purchased from Plymouth Partners II, LLC of which Steven B. Hoyt is the Chief Manager and co-owner along with his wife Michelle L. Hoyt. Mr. Hoyt is also a Trustee of Stonehaven Realty Trust.





Item 7.  	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

	(a)	Financial Statements of Business Acquired.

		Report of Independent Accountants on page F-7

		Combined statements of revenues and certain operating expenses of the
		Plymouth Properties for the year ended December 31, 1999 and period
		March 1, 1998 through December 31, 1998 are included on pages F-8 to F-10.

	(b)	Pro Forma Financial Information.

		Pro forma financial information of the Company as of and for the year
		ended December 31, 1999 is included on pages F-2 to F-6.

	(c)    	Exhibits:

		Exhibit

		Number	Description

		#+*2.2	Agreement and Plan of Reorganization dated as of February 25,
			2000, by and among the Company, NTLI Acquisition Corporation,
			a Delaware corporation, Netlink International, Inc., a Minnesota
			corporation and Odeh A. Muhawesh, Mary Henschel, Alan Schmidt,
			Ahmad Yassine, Patrick Archbold, Ann Wessels, Art Carruth, Patricia
			Hewitt, Thomas Walker and Sherry Ajax

		#2.3	Contribution Agreement between Wellington Properties Trust,
			Wellington Properties Investments, LP and Plymouth Partners II,
			LLC and the other LP Unit Recipients dated as of February 29, 2000

		#**10.1	Agreement of Limited Partnership of Wellington Properties
  Investments, L.P. and Wellington Management Corporation dated as of August
  31, 1998

		23.1	Consent of PricewaterhouseCoopers LLP

		#99.1	Text of Press Release dated February 24, 2000

		#99.2	Text of Press Release dated March 9, 2000



* Confidential treatment requested as to certain portions of this exhibit.

+ Pursuant to Item 601(b)(2) of Regulation SK, certain exhibits to this Agreement and Plan of Reorganization have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.

**Incorporated herein by reference to Exhibit B of Wellington Properties
  Trust Schedule 14A filed November 6, 1998.

# Incorporated herein by reference to same exhibit number of Stonehaven
  Realty Trust Form
  8-K filed March 5, 2000.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 10, 2000.


						STONEHAVEN REALTY TRUST





						By:		/s/ Duane H. Lund
							Duane H. Lund
								(Chief Executive Officer)





















                   STONEHAVEN REALTY TRUST AND SUBSIDIARIES
                        INDEX TO FINANCIAL STATEMENTS



	Page

	I.	PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
		OF THE COMPANY


		Pro Forma Condensed Consolidating Balance Sheet
		at December 31, 1999						F-3

		Pro Forma Condensed Consolidating Statement of Operations
		for the Year Ended December 31, 1999				F-4

		Notes and Management's Assumptions to Pro Forma
		Condensed Consolidating Financial Information			F-5



	II.	PLYMOUTH PROPERTIES


		Report of Independent Accountants				F-7

		Combined Statements of Revenues and Certain Expenses
		For the Year Ended December 31, 1999 and the
		Period March 1, 1998 through December 31, 1998			F-8

		Notes to Combined Statements of Revenues and Certain Expenses
		For the Year Ended December 31, 1999 and the
		Period March 1, 1998 through December 31, 1998			F-9










                              STONEHAVEN REALTY TRUST
              PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION




The following sets forth the unaudited pro forma condensed consolidating balance sheet of Stonehaven Realty Trust (the "Company") and its consolidated affiliates, including Wellington Properties Investments, LP (the "Operating Partnership") as of December 31, 1999, and the unaudited pro forma condensed consolidating statement of operations for the year ended December 31, 1999.

The pro forma condensed consolidating financial information is presented as if the following transactions had been consummated on the earlier of the actual date of consummation or December 31, 1999, for balance sheet purposes, and at January 1, 1999, for purposes of the statement of operations.


	1999 Transactions:


*	On November 16, 1999, the Company disposed of Maple Grove Apartments.


	2000 Transactions:


*	On February 24, 2000, the Company acquired the assets of NETLink
International, Inc., ("Netlink") a privately held Internet consulting and web development company in exchange for the issuance of 914,286 common shares of the Company and the assumption of debt in the amount of $1,240,000.


*	On February 29, 2000, the Company acquired, through the Operating
Partnership, three commercial real estate 	properties (the "Plymouth
Properties"). The total purchase price of approximately $6,716,000 was funded by: (a) the issuance of 181,629 limited partnership units ("Units") in the Operating Partnership; (b) the assumption of debt aggregating approximately $4,450,000; and (c) the balance paid in cash.









                                         Stonehaven Realty Trust
                            Pro Forma Condensed Consolidating Balance Sheet
                                           At December 31, 1999
                                               (Unaudited)
                                         (Dollars in thousands)






				 Historical	  Netlink	Plymouth 	 Pro Forma
				Consolidated	 Pro Forma	Properties	Consolidated
				Adjustments	Adjustments   	Pro Forma
				    (A)		    (B)		   (C)


Assets
Net investments in real estate	$33,787		$-		$6,746			$40,533
    Cash and cash equivalents	  2,893		   191		 (1,501)		  1,583
    Marketable securities 	  5,188	     	-	     	-		     	  5,188
    Accounts receivable	              3	     	   431	     	-		       	    434
    Goodwill			-	     	 4,499	     	-	     		  4,499
    Other assets		  1,215		   119		- 			  1,334

    Total assets		$43,086		$5,240		$5,245			$53,571

Liabilities and shareholders' equity
Liabilities
    Mortgage loans payable	$19,291		$-		$4,450			$23,741
    Other liabilities		  1,420		 1,240		-			  2,660
            Total liabilities	 20,711		 1,240		 4,450			 26,401

Minority interests		  7,836		 -		   795			  8,631

Shareholders' equity
    Preferred shares 		     11 	 -		 -			     11
    Common shares 		     14		     9		 -			     23
    Additional paid in capital   20,765		 3,991		 -			 24,756
    Accumulated deficit		 (6,251)	 -		 -			 (6,251)
      Total shareholders'equity	 14,539		 4,000		 -			 18,539

      Total liabilities and
      shareholders' equity	$43,086		$5,240		$5,245			$53,571


See accompanying notes and management's assumptions to pro forma financial statements.






						Stonehaven Realty Trust
				Pro Forma Condensed Consolidating Statement of Operations
			  		  For the Year Ended December 31, 1999
						      (Unaudited)
					(Dollars in thousands, except per share data)


			Historical	Maple Grove  	       		Plymouth	  Pro Forma	  Pro Forma
	Consolidated Apartments		  Netlink  Properties Adjustments	Consolidated
			   (A)	  	   (B)	 	       (C)		     (D)

Revenues:
   Consulting
   services		$-		$-		$2,161		$-		$-		$2,161
   Hardware sales	 -		 -		 2,220		 -		 -		 2,220
   Software development
   sales		 -		 -		 1,417		 - 		 -		 1,417
   Base rents		 5,260		(2,381)		 -		 557		 -		 3,436
   Tenant reimbursements
   and other 		 1,636		    79		 -		 140		 -		 1,855
        Total revenues	 6,896		(2,302)		 5,798		 697		 -		11,089
Expenses:
    Costs of sales	 -		 -		 4,401		 -		 -		 4,401
    Property operating	 2,718		  (919)		 -		 136		 -		 1,935
    Interest		 2,557		  (917)		 -		 -		   343 (E)	 1,983
    Depreciation and
    amortization	 1,210		  (543)		 -		 -		 1,634 (F)	 2,301
    Management fees	   334		  (112)		 -		  35		 -		   257

    General and
    administrative	   801		   (23)		 1,219		 -		 -		 1,997
    Abandoned project
    pursuit costs and
    termination fees	 3,563		 -		 -		 -		 -		 3,563

        Total expenses	11,183		(2,514)		 5,620		 171		 1,977 		16,437

    Loss from operations
    before equity in
    income of
    unconsolidated
    subsidiary and loss
    allocated to minority
    interests		(4,287)		   212		   178		 526		(1,977)		(5,348)

    Equity in income of
    unconsolidated
    subsidiary		    10		 -		 -		 -		 -		    10

    Loss allocated to
    minority interests	 2,722		 -		 -		 -		   127  (G)	 2,849

    Income (loss) from
    operations		(1,555)		   212		   178		 526		(1,850)		(2,489)

Earnings per share:
      Basic and Diluted	(1.14)										 (1.09)

Weighted average number
of shares:
      Basic and Diluted	1,361,309									2,275,595



		See accompanying notes and management's assumptions to pro forma financial statements






					STONEHAVEN REALTY TRUST
				NOTES AND MANAGEMENT'S ASSUMPTIONS TO
				  PRO FORMA CONDENSED CONSOLIDATING
					FINANCIAL INFORMATION
		(Dollars in thousands, except share/unit and per share/per unit amounts)




1.	Basis of Presentation:

	Stonehaven Realty Trust (the "Company") is a self-administered Maryland real estate investment trust.  As of December 31, 1999, the Company's portfolio included one residential and three commercial real estate properties leased for office purposes.  These pro forma condensed consolidating financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company and the Plymouth Properties.  In management's opinion, all adjustments necessary to reflect the effects of the disposition of the Maple Grove apartments, the acquisition of Netlink and the acquisition of the Plymouth Properties have been made.



2.	Adjustments to Pro Forma Condensed Consolidating Balance Sheet:

	(A)	Reflects the historical consolidated balance sheet of the Company as of
		December 31, 1999.

	(B)	Reflects the acquisition of Netlink in exchange for the issuance of
  914,286 Common Shares valued at $4.375 per share, or an aggregate of $4.0 million.  The acquisition was accounted for using the purchase method of
  accounting.  Assets 	acquired of cash ($191), accounts receivable ($431)
  and other ($119), net of liabilities assumed ($1,240), resulted in goodwill recorded at $4,499.

	(C)	Reflects the acquisition of the Plymouth Properties plus capitalized costs of $30 in exchange for: (a) the issuance of 181,629 Units in the
  Operating Partnership	(valued at $4.375 per Unit, or an aggregate of $795);
  (b) the assumption of debt totaling $4,450; and (b) cash payments of
  $1,501.  The acquisition was accounted for using the purchase method of accounting.

3.	Adjustments to Pro Forma Condensed Consolidating Statement of Operations:

	(A)	Reflects the historical consolidated operations of the Company.

	(B)	Reflects the effects of the historical operations of the Maple Grove
  Apartments for the period January 1, 1999 through November 16, 1999, the date of disposition.

	(C)	Reflects the historical operations of Netlink for the year ended
  December 31, 1999.

	(D)	Reflects the historical operations of the Plymouth Properties for the year ended December 31, 1999.

	(E)	Reflects interest expense on the mortgage loans assumed in connection with the Plymouth Properties at 7.625%

	(F)	Reflects the increase in pro forma depreciation and amortization expense as follows:


		Amortization of goodwill in connection with the acquisition of Netlink-3
  year useful life										$1,500
		Depreciation of Plymouth Properties' buildings over a 40-year useful
		life (allocating 20% to land and 80% to depreciable basis)				   134

													$1,634

	(G)	Loss allocated to minority interests has been reflected in accordance with the Operating Partnership Agreement.  Consolidated income or loss is allocated between the Company and the remaining partners pari passu based upon total weighted average Common Shares and Units.  The adjustments to record the income (loss) effect in the pro forma statement of operations was computed as follows:


													For the Year
													Ended
													December 31,
													1999

			Loss from operations before loss allocated to minority interests		$(5,338)

			Loss allocated to minority interests based upon pro forma weighted
			average common Units of 2,739,336, 2,739,336, 1,900,964 and 1,900,964
			for the quarters ended March 31, 1999, June 30, 1999, September 30, 1999
			and December 31, 1999, respectively						 (2,849)

			Loss from operations allocated to Common Shareholders based upon pro forma
			weighted average Common Shares of 2,263,291, 2,266,178, 2,274,577 and
   2,296,867 for the quarters ended March 31, 1999, June 30, 1999, September
   30, 1999 and December 31, 1999, respectively							$(2,489)


REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of Stonehaven Realty Trust and
Subsidiaries:


We have audited the accompanying combined statements of revenues and certain expenses of the Plymouth Properties as described in Note 1 for the year ended December 31, 1999 and the period March 1, 1998 to December 31, 1998. These financial statements are the responsibility of the Plymouth Properties' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying combined statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 dated February 24, 2000 of Stonehaven Realty Trust and is not intended to be a complete presentation of the Plymouth Properties' revenues and expenses.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the revenues and certain expenses, described in
Note 1, of the Plymouth Properties for the year ended December 31, 1999 and the period March 31, 1998 to December 31, 1998 in conformity with accounting principles generally accepted in the United States.


 PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
May 5, 2000





						PLYMOUTH PROPERTIES
				COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES



					For the year ended		For the period March 1, 1998 through
					December 31, 1999		December 31,  1998

Revenues
	Rental revenue		$	556,884			$	185,559
	Tenant recoveries 		139,219				 22,083
	Other 				  1,434				  4,962

	Total revenues			697,537				212,604

Certain expenses
	Property taxes and insurance	 73,429				 32,735
	Repairs and maintenance		 51,621				 25,356
	Management fees			 34,805				 10,382
	Utilities			 11,389				 7,277
Total certain expenses			171,244				 75,750

Revenues in excess of certain
expenses			$	526,293			$	136,854





		The accompanying notes are an integral part of the financial statements.



					PLYMOUTH PROPERTIES
			NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES



1.	Business

	The accompanying combined statements of revenues and certain expenses relate
 to the operations of the Plymouth Properties (the	"Properties"), consisting
 of the revenue and certain expenses of three commercial real estate properties, leased for office purposes, totaling approximately 79,000 square feet, located in suburban Minneapolis, Minnesota.  The Properties are of new
	construction and were placed in service March 1, 1998, September 1, 1998 and
 April 1, 1999, respectively.  On February 29, 2000, Stonehaven Realty Trust
 (the "Company") acquired the Properties for an aggregate purchase price of approximately $6,716,000.  The properties were purchased from Plymouth
 Partners II, LLC of which Steven B. Hoyt, a Trustee of the Company,
	is the Chief Manager and co-owner.

2.	Summary of Significant Accounting Policies

	Basis of Presentation:

	The accompanying combined statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the
 Securities and Exchange Commission in connection with the Company's
 acquisition of	the Properties.  The statements are not representative of the actual operations of the Properties for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization
	and interest 	expense, which may not be comparable to the expenses expected to
 be incurred by the Company in future operations of 	the Properties, have
 been excluded.

	Revenues and Expense Recognition:

	Rental revenue is recognized on a straight-line basis over the terms of the related lease.  Tenant recoveries and expenses are recognized in the period in which they are incurred.

	Use of Estimates:

	Preparation of these statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during each reporting period. Actual results may differ from these estimates.



						PLYMOUTH PROPERTIES
			NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
		                                   (Continued)


	Major Tenants:

	For the year ended December 31, 1999, approximately 89% of the Properties'
 total rental revenue was earned from	three tenants, each of which
 represented, individually, 40%, 28% and 21% of the total rental revenue.
 Rental revenue earned from these 	three tenants for the year ended December
 31, 1999 was approximately $221,000, 157,000 and $116,000, respectively.

	During the period March 1, 1998 through December 31, 1998, approximately 92% of
 the Properties' total rental revenue 	was earned from two tenants, each of
 which represented , individually 52% and 40% of the total rental revenue.
 Rental revenue earned from these two tenants for the period March 1, 1998 through December 31, 1998 was approximately $96,000 and $74,000, respectively.

3.	Rentals

	Commercial space of the Properties is leased to individual and corporate tenants. The leases expire at various times through 2009. The following is a schedule by year of noncancelable future minimum rental income under such operating leases.



			Year Ending December 31,

						2000			$	642,083
						2001				642,083
						2002				642,083
						2003				549,395
						2004				322,455

					Thereafter				432,234




	The total minimum future rentals presented above do not include amounts that may be received as tenant reimbursements.



4.	Related Party Transaction

	Plymouth Partners II, LLC had entered into property management agreements
 with Hoyt Properties Inc., an entity	controlled by Steven B. Hoyt, to serve as
 the property manager of the Properties. The property manager manages the day to day operations of the Properties and receives a management fee for this service. Under this agreement, management fees were $34,805 for the year ended December 31, 1999 and $10,382 for the period March 1, 1998 through December 31, 1998.

	Exhibit 23.1




					CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Form 8-K/A No.1 dated February 24, 2000 of our report dated May 5, 2000, on our audits of the combined statements of revenues and certain expenses of the Plymouth Properties.



PricewaterhouseCoopers LLP
Chicago, Illinois
May 10, 2000